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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of the Registration Statement (Form S-1 No. 333-72593) incorporated by reference into this Registration Statement filed under Rule 462(b).


                                            /s/ Arthur Andersen LLP

                                            ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
   April 20, 1999